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                                                                     EXHIBIT 4.1

        NUMBER                                     SHARES


                       TriMedia Entertainment Group, Inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


                                  COMMON STOCK
                                                               CUSIP 89625S 10 6

THIS  CERTIFIES  THAT:


IS  THE  OWNER  OF


              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                           OF $.0001 PAR VALUE EACH OF
                       TRIMEDIA ENTERTAINMENT GROUP, INC.
transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:                           COUNTERSIGNED:
                                 STOCKTRANS,  INC.
                                 44  WEST  LANCASTER  AVE.,  ARDMORE,  PA  19003

                                 BY:                             TRANSFER  AGENT



                                                          AUTHORIZED  SIGNATURE


----------------------------------       --------------------------------------
          SECRETARY                                  PRESIDENT

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     The  following  abbreviations,  when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN  COM  -  as  tenants  in  common           UNIF  GIFT  MIN  ACT  -Custodian
TEN  ENT  -  as  tenants  by  the  entireties  (Cust)   (Minor)
JT  TEN  -  as joint tenants with right of     under Uniform Gifts  to  Minors
     survivorship  and  not  as  tenants
     in  common


     Additional abbreviations may also be used though not in the above list.

       For Value Received, _________ hereby sell, assign and transfer unto


PLEASE  INSERT  SOCIAL  SECURITY  OR  OTHER
IDENTIFYING  NUMBER  OF  ASSIGNEE


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  (PLEASE PRINT OR TYPWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------ Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_____________________________________________________________________________
Attorney
to transfer the said stock on the books of the within named Corporation with fully power of substitution in the premises.


Dated
     --------------------------


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                   NOTICE:  THE  SIGNATURE  TO  THIS ASSIGNMENT MUST CORRESPOND
                   WITH  THE
                   NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR,
                   WITHOUT  ALTERATION  OR ENLARGEMENT OR ANY CHANGE WHATSOEVER




THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.

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THE  SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE
FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.

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